UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

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Honeywell International Inc.

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2025 ANNUAL MEETING Shareowner Engagement April / May 2025

AGENDA

PORTFOLIO TRANSFORMATION | p. 2

2025 ANNUAL MEETING: VOTING MATTERS | p. 6

APPENDIX | p. 17

FORWARD LOOKING STATEMENTS

We describe many of the trends and other factors that drive our business and future results in this presentation. Such discussions contain forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended (the Exchange Act). Forward-looking statements are those that address activities, events, or developments that management intends, expects, projects, believes, or anticipates will or may occur in the future and include statements related to the proposed spin-off of the Company's Advanced Materials business into a stand-alone, publicly traded company and the proposed separation of Automation and Aerospace. They are based on management's assumptions and assessments in light of past experience and trends, current economic and industry conditions, expected future developments, and other relevant factors, many of which are difficult to predict and outside of our control. They are not guarantees of future performance, and actual results, developments and business decisions may differ significantly from those envisaged by our forward-looking statements. We do not undertake to update or revise any of our forward-looking statements, except as required by applicable securities law. Our forward-looking statements are also subject to material risks and uncertainties, including ongoing macroeconomic and geopolitical risks, such as lower GDP growth or recession, supply chain disruptions, capital markets volatility, inflation, and certain regional conflicts, that can affect our performance in both the near- and long-term. In addition, no assurance can be given that any plan, initiative, projection, goal, commitment, expectation, or prospect set forth in this presentation can or will be achieved. These forward-looking statements should be considered in light of the information included in this presentation, our Form 10-K and other filings with the Securities and Exchange Commission. Any forward-looking plans described herein are not final and may be modified or abandoned at any time.

2025 Annual Meeting – Shareowner Engagement 1

PORTFOLIO TRANSFORMATION 2 2025 Annual Meeting – Shareowner Engagement

PORTFOLIO TRANSFORMATION

	2023	2024	2025 - 2026+
Strategy and Organization	• Strategic alignment around three megatrends • Business re-segmentation	• Initiation of comprehensive internal business and portfolio review including transformational actions	• Continued strategy execution and preparation to create three independent public companies • Progress Quantinuum technical milestones for eventual IPO
Strategic Bolt-on Acquisitions	• CCC (IA) *Jun 2023* • SCADAfence (IA) *Aug 2023*	• Access Solutions (BA) *Jun 2024* • Civitanavi (AT) *Aug 2024* • CAES Systems (AT) *Sep 2024* • Air Products LNG (ESS) *Sep 2024*	• Continued portfolio optimization • Enhance value proposition of each business through strategic bolt-ons in high-growth segments • **Sundyne (ESS)** ***Announced Mar 2025***
Separations and Divestitures	• Proactive portfolio pruning	• Sale of PPE (IA) *Announced Nov 2024* → • Spin of Advanced Materials (ESS) → *Announced Oct 2024*	• Complete PPE sale *Close May 2025* • Spin Advanced Materials (ESS) *Complete by end of 2025 or early 2026* • **Separate Aero and Automation** ***Complete in 2H 2026***

Separations an Important Step in Ongoing Portfolio Optimization

3

THREE INDUSTRY-LEADING PUBLIC COMPANIES SOLSTICE HONEYWELL AUTOMATION HONEYWELL AEROSPACE ADVANCED MATERIALS Global scale, with a Unique financial profile with Large installed base, recurring comprehensive portfolio of market-leading brands across AM sales, best-in-class margins Advantages technologies, solutions, and specialty chemicals and with leading R&D investment software driving productivity materials Enhanced financial flexibility to Build on vast installed base and Capitalize on multi-year pursue innovation and deepen presence in high-growth commercial OE and defense Strategy develop new solutions with verticals investment upcycle next-gen chemistry IP-protected portfolio serving Long-Term Positioned to address the future Address the future of aviation growing regulatory-driven Growth of automation, energy, and through electrification and markets Drivers digitalization autonomy of flight Pure play automation leader solving Premier technology and systems Sustainability-focused specialty the world’s most complex problems provider for all forms of aircraft; to chemicals and materials pure and powering digital transformation be one of the largest publicly-traded play; leading technologies and globally aerospace suppliers compelling investment profile Pursuing Tailored Growth Strategies as Three Independent Public Companies 2025 Annual Meeting – Shareowner Engagement 4

RATIONALE FOR SEPARATION • Singular focus providing clear alignment in company purpose and incentives STRATEGIC • Greater end market intimacy and faster reaction time to changing market dynamics • Enhanced organizational agility, greater accountability, and simplified decision-making OPERATIONAL • Dedicated boards with highly relevant domain expertise • Investor base aligned with each company’s distinct and compelling investment profiles FINANCIAL • Improved ability to customize capital allocation priorities aligned with strategic focus Best Path Forward to Create Value for All Stakeholders 2025 Annual Meeting – Shareowner Engagement 5

2025 ANNUAL MEETING OF SHAREOWNERS VOTING MATTERS 6 2025 Annual Meeting – Shareowner Engagement

2025 VOTING MATTERS Proposals Recommended Vote No. 1 Election of Directors FOR each nominee No. 2 Advisory Vote to Approve Executive Compensation FOR No. 3 Approval of Independent Accountants FOR No. 4 Liability Management Reorganization Proposal FOR No. 5 Shareowner Proposal – Independent Board Chairman AGAINST 2025 Annual Meeting – Shareowner Engagement 7

Proposal 1 ELECTION OF DIRECTORS Vimal Kapur Duncan B. Angove William S. Ayer D. Scott Davis Deborah Flint Kevin Burke Chairman & CEO CEO, Lead Director President and CEO, CGRC Chair Retired Chairman and CEO, Honeywell International Blue Yonder Retired Chairman and CEO, Greater Toronto Airports Retired Chairman and CEO, Consolidated Edison Director since 2023 Director since 2018 Alaska Air Group Authority United Parcel Service Director since 2010 Director since 2015 Director since 2020 Director since 2006 Grace D. Lieblein Robin Watson Michael Lamach Rose Lee Stephen Williamson MDCC Chair Former President and CEO, Former President and CEO, AC Chair SVP and CFO, Former VP-Global Quality, John Wood Group Cornerstone Building Brands Retired Chairman and CEO, Thermo Fisher Scientific General Motors Director since 2022 Director since 2022 Trane Technologies Director since 2025 Director since 2013 Director since 2023 Honeywell’s Board Recommends ‘FOR’ the Election of Each Nominee 2025 Annual Meeting – Shareowner Engagement 8

AN INDEPENDENT AND EXPERIENCED BOARD 10 of 11 3 of 11 4 of 11 directors are directors are directors are independent women ethnically or racially diverse 6 of 11 9 of 11 6.9 directors directors years born outside have average of the United CEO tenure States experience Megatrends: 1 – Future of Aviation; 2 – Automation; 3 – Energy Transition; 4 - Digitalization 2025 Annual Meeting – Shareowner Engagement 9

Proposal 2 ADVISORY VOTE TO APPROVE EXECUTIVE COMPENSATION • Determined based on scope of responsibility, years of experience, and individual VARIABLE VS. FIXED* performance Base Salary 9% 9% ü Attracts and compensates high-performing and experienced leaders 14% 14% • 80% formulaic determination against pre-established financial metrics Annual • 15% assessment of individual performance Other Incentive CEO • 5% based on Corporate Responsibility KPIs NEOS Compensation ü Motivates and rewards executives for achieving annual corporate, business Plan (ICP) unit, sustainability, and functional goals 86% 91% 91% 86% Performance Stock Units: • Executive Officers: 50% of annual LTI Variable Fixed • Covers three-year period • Relative TSR (25% weight) along with key financial metrics (75% weight) ü Focuses executives on achievement of specific long-term financial LONG- VS. SHORT-TERM* performance goals Long-Term Stock Options: 25% 24% Incentive 28% • Executive Officers: 25% of annual LTI 28% Compensation • Four-year vesting (LTI) Other CEO ü Directly aligns the interest of our executives with shareowners NEOS Restricted Stock Units: 72% 72% 75% 76% • Executive Officers: 25% of annual LTI • Four-year vesting Long-term Short-term ü Strengthens key executive retention to ensure consistency and execution of long-term strategies * Ratios based on target compensation. Short-term reflects base salary and ICP. Honeywell’s Board Recommends ‘FOR’ Say-on-Pay 2025 Annual Meeting – Shareowner Engagement 10

KEY METRICS UNDERPINNING OUR PROGRAM

CEO Annual ICP Pre-established Financial Metrics	CEO LTI Performance Plan Award Metrics
• **Adjusted Honeywell EPS (40%)** ✓ Viewed as the most important measure of near-term profitability that has direct impact on stock price and shareowner value creation	• **3-Year Cumulative Revenue (25%)** ✓ Measures the effectiveness of the Company's organic growth strategies, including new product introduction and marketing and sales effectiveness, as well as projected growth in our end markets
• **Total Honeywell Free Cash Flow (40%)** ✓ Reflects quality of earnings and incremental cash generated from operations that may be reinvested in our businesses, used to make acquisitions, or returned to shareowners in the form of dividends or share repurchases	• **3-Year Average ROI (25%)** ✓ Focuses leadership on making investment decisions that deliver profitable growth
• **Total Sales (20%) *(New for 2024)*** ✓ Provides greater emphasis on the Company's commitment to accelerate organic growth	• **3-Year Average Segment Margin Rate (25%)** ✓ Focuses executives on driving continued operational improvements and delivering synergies from corporate actions and prior period acquisitions
	• **3-Year Relative TSR (25%)** ✓ Measures Honeywell's cumulative TSR relative to the Compensation Peer group over a three-year performance period

GUIDING PRINCIPLES

- Establish clear and measurable goals and targets to hold our executives accountable for achieving specified levels to earn a payout
- Varied sets of operational metrics for ICP and LTI to drive top and bottom-line growth over multiple time frames, aligned with sustained long-term performance

2025 Annual Meeting – Shareowner Engagement

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Proposal 3 APPROVAL OF INDEPENDENT ACCOUNTANTS • The Audit Committee recommends approval of its appointment of Deloitte & Touche LLP (Deloitte) as independent accountants for Honeywell for 2025 • The Audit Committee, and Honeywell’s Board, believe that the continued retention of Deloitte is in the best interests of the Company and its shareowners • The Audit Committee concluded that Deloitte’s provision of non-audit services, as detailed in the Proxy Statement (page 93), is compatible with Deloitte’s independence Honeywell’s Board Recommends ‘FOR’ Proposal 3 2025 Annual Meeting – Shareowner Engagement 12

Proposal 4 LIABILITY MANAGEMENT REORGANIZATION • Certain asbestos-related liabilities and insurance assets will be allocated to a separate, wholly owned entity DESCRIPTION • Certain assets and liabilities associated with sites for which Honeywell may have environmental, and certain other liabilities, will be allocated into two separate, wholly owned entities OF THE REORGANIZATION • All of the remaining Honeywell assets and liabilities, and each of these separate, wholly owned entities, will be held directly or indirectly by Honeywell • Shareowners will own the same number of Honeywell shares IMPACT TO • Post-reorganization shares will represent the same ownership interests in Honeywell HONEYWELL • Rights as a shareowner will be same as rights immediately prior to the reorganization SHARES • The reorganization will position Honeywell to have greater flexibility to execute strategic transactions to REASONS enhance its core businesses FOR THE • Segregating certain asbestos liabilities and existing or potential liabilities associated with legacy sites, and certain other liabilities, will provide Honeywell flexibility to pursue future actions to manage these REORGANIZATION exposures, including a potential sale, disposition, or other liability management transaction Honeywell’s Board Recommends ‘FOR’ Proposal 4 2025 Annual Meeting – Shareowner Engagement 13

STRUCTURE FOLLOWING THE LIABILITY MANAGEMENT REORGANIZATION CURRENT STRUCTURE: Following the reorganization, there will be: Shareowners § No change to the Board or executive officers of Honeywell Honeywell International, Inc. § No change to the Company’s name Direct and indirect subsidiaries § No change to stock exchange § No change to consolidated assets, PROPOSED STRUCTURE FOLLOWING REORGANIZATION: liabilities or shareowners’ equity § No changes to shareowners’ rights Shareowners Honeywell International, Inc. Direct and indirect subsidiaries Hyperion Holdco Sub LLC Asbestos GP LLC Specified Environmental GP I LLC Specified Environmental GP II LLC Asbestos GP LLC Specified Environmental Sub I LLLP Specified Environmental Sub II LLLP * Subsidiary names below Hyperion Holdco Sub LLC are illustrative and have not yet been determined. Creating More Flexibility for the Future 2025 Annual Meeting – Shareowner Engagement 14

Proposal 5 SHAREOWNER PROPOSAL Independent Board Chairman SHAREOWNER PROPOSAL: Adopt an enduring policy and amend the governing documents as necessary in order that two separate people hold the office of the Chairman and the office of the CEO. Whenever possible, the Chairman shall be an independent director. HONEYWELL’S VIEW: It is important for the Board to have flexibility to determine the most effective leadership structure based on the Company’s circumstances from time to time using the Board’s best business judgment. • One size does not fit all situations. The Board is best positioned to determine the most effective leadership structure at any particular time. • This proposal limits the Board’s ability to exercise business judgment to determine the governance approach that serves the best interests of the Company and its shareowners based on the Company’s strategic needs at any particular point in time. Honeywell’s highly independent Board, combined with strong corporate governance practices, enable effective Board oversight. • All but one director – and all members of our Board committees – are independent. • The Board is committed to strong corporate governance practices and policies. • The roles and responsibilities of our independent Lead Director are robust and equivalent to that of an independent Chairman (see next slide). Our shareowners have consistently declined to require separation of the Chairman and CEO roles. • Shareowners rejected all prior shareowner proposals on this topic – 12 total since 2003. Shareowner support for the proposal dropped from 44% in 2023 to less than 26% in 2024. • During 2023 fall shareowner engagement meetings, shareowners representing over 65% of the shares held by the firms we spoke with indicated that they would not support an independent chair proposal. Honeywell’s Board Recommends ‘AGAINST’ Proposal 5 2025 Annual Meeting – Shareowner Engagement 15

ROBUST LEAD DIRECTOR ROLE Lead Director In the absence of an independent Chairman, the independent Lead Director assumes the same roles and responsibilities, including: § Work with the CEO, Chairman, the CGRC, and the full Board to identify and prioritize the specific skillsets, experience, and knowledge that Board candidates must possess. § Review, approve, and when appropriate, make changes to Board meeting agendas. WILLIAM S. AYER § Review, and when appropriate, make changes to materials provided for Board meetings. Retired Chair and CEO, Alaska Air Group § Preside at all Board meetings at which the Chairman is not present, including executive sessions Years of Honeywell Board Service: 9 of the independent directors. Elected Lead Director in 2024 § Serve as liaison between the Chairman and the independent directors. ü Previously, excelled as Corporate Governance and Responsibility Committee (CGRC) Chair § Lead the Board’s annual self-evaluation process. while also serving on the Management § Be available for direct communication with the Company’s shareowners. Development and Compensation Committee (MDCC). § Call meetings of the independent directors when necessary and appropriate. ü Has demonstrated effective communication and § Call special meetings of the Board when necessary and appropriate. engagement with shareowners, directors and § Retain outside professionals on behalf of the Board. management; well-regarded and upholds the highest ethical standards. § Consult with management about what information is to be sent to the Board. ü Skills and experience well-aligned with skills § Identify key strategic direction and operational issues upon which the Board agenda is based. and core competencies critical for the Board. § Serve as ex officio member of each committee on which he or she does not serve. ü Qualifies as independent in accordance with SEC, Nasdaq, and Honeywell standards. Lead director is elected biennially by the independent directors to serve a two-year term Honeywell’s Existing Board Leadership Ensures Independent Oversight 2025 Annual Meeting – Shareowner Engagement 16

APPENDIX 17 2025 Annual Meeting – Shareowner Engagement

PORTFOLIO EVALUATION UPDATE: PATH FORWARD • Spin of Advanced Materials anticipated in late 2025 or early 2026 TIMING • Separation of Aerospace and Automation expected in 2H 2026 • Filing and effectiveness of applicable filings with SEC (including Form 10) • Customary confirmation that separations are expected to be tax-free to shareowners CLOSING • Regulatory and other customary approvals CONDITIONS • Final board of directors’ approval • Balance sheets appropriate for each business’s operations CAPITAL • Automation and Aerospace to maintain strong investment grade credit ratings STRUCTURE • Flexibility to meet capital deployment priorities 1 • One-time costs of $1.5B - $2B across both separation of Automation / Aerospace and Advanced Materials spin • Stranded costs to be eliminated within 12 - 24 months post-closing SEPARATION COSTS • Dedicated “separation team” to manage separation execution • Deliver on our commitments to our customers, shareowners, and employees • Portfolio shaping to continue NEXT STEPS • Key additional details shared for each entity along the way 1. Subject to detailed development and execution of separation restructuring plans. Focus on Execution as Portfolio Transformation Enters Next Phase 2025 Annual Meeting – Shareowner Engagement 18

2025 Annual Meeting – Shareowner Engagement